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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                Date of Report
                               January 16, 1997


                               CKF BANCORP, INC.
                               -----------------
            (Exact name of Registrant as specified in its Charter)


       Delaware                      0-25180                  61-01267810
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(State or other jurisdiction      (SEC File No.)        (IRS Employer ID
       of Incorporation)                                     Number)


340 West Main Street, Danville, Kentucky                         40422
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (606) 236-4181
                                                   -----------------


                                Not Applicable
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         (Former name or former address, if changed since last Report)


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                               CKF BANCORP, INC.

                     INFORMATION TO BE INCLUDED IN REPORT


Item 5.   Other Events
----------------------

The Registrant announced that on January 14, 1997, the Board of Directors declared a cash dividend of $.22 per share to all shareholders of record on January 28, 1997 payable on February 10, 1997.

The Board also declared a special dividend of $1.00 per share to all shareholders of record on January 29, 1997, payable on February 11, 1997.

For further details, reference is made to the press Release dated January 16, 1997, which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7, Financial Statements, Pro Forma Financial information and Exhibits
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Exhibit 99 -- Press Release dated January 16, 1997
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          CKF BANCORP, INC.



Dated:  January 16, 1997                  By: /s/ John H. Stigall
                                             -----------------------------------
                                                  John H. Stigall
                                          President and Chief Executive Officer